                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP GLOBAL GOLD FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2013

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 3

Van Eck VIP Trust

Van Eck VIP Global Gold Fund

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2013.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP GLOBAL GOLD FUND

(unaudited)

Dear Shareholder:

The Class S shares of the Van Eck VIP Global Gold Fund (the “Fund”) declined 22.86% for the period since its inception, April 26, 2013, through December 31, 2013. To compare, the NYSE Arca Gold Miners1 (GDM) Index fell 27.27% for the same period. The Fund’s outperformance relative to the benchmark was due to stock selection and the Fund’s exposure to gold bullion and cash throughout the period.

Gold Sector Overview

■	During 2013, gold traded out of the positive long-term trend that had been in place since the financial crisis, failing to respond to its usual drivers.

■	The markets became focused on the idea that the global economy was normalizing. Gold collapsed on the belief the Federal Reserve Bank (the “Fed”) can successfully remove years of extraordinary stimulus and restore “normal” growth. There no longer seemed to be much worry over sovereign debt, fiscal deficits, or extreme monetary policies, and thus, no need for a safe haven like gold.

■	Persistent redemptions in gold bullion exchange-traded products (gold ETPs) commenced in February. Also, by early April, a record in short positions had accumulated in the COMEX[2] futures market.

■	Gold suffered an astonishing collapse of over $200 in just two days, closing at $1,348 per ounce on April 15.

■	An impressive amount of physical demand allowed gold to cut its losses, touching $1,488 per ounce on May 3.

■	In June, the Fed suggested that it would end its $85 billion per month asset purchase program by mid-2014, placing renewed pressure on gold, which traded as low as $1,180 per ounce following the Fed comments.

■	A weaker dollar and strong physical demand from the Middle East and Asia, particularly China, helped push prices higher once again, and gold traded as high as $1,434 per ounce on August 28.

■	After leveling off in August and September, net redemptions resumed in gold ETPs during the fourth quarter. With this renewed selling pressure, and finally the Fed announcement of a pare-back in bond purchases on December 18, gold continued to be range-bound between $1,200 per ounce and $1,400 per ounce.

■	On December 31, 2013 gold closed at $1,205.65 per ounce, down $256.44 or 17.54% for the period under review.

With gold under intense pressure, it should be no surprise that gold stocks were even weaker during the period. Despite the weakness in share prices, we were generally pleased by the sector’s 2013 operating results. Most companies are on track to meet their calendar 2013 operating and cost guidance, and many implemented cost saving initiatives and other efforts designed to improve profitability and financial stability in the current price environment, with results that are, so far, encouraging.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as royalty and streaming companies, which have no operating costs. The Fund carried a generous allocation to gold bullion and/or cash throughout the period under review, both of which outperformed gold stocks. During the second half of calendar year 2013, the Fund increased exposure to gold stocks as we prepared for an eventual return to a rising gold price. As of the end of December 2013, the Fund’s cash position represented 3.3% of assets, and the gold bullion position had been reduced to 0.0%.

Most of the stocks in the portfolio posted losses during the period. However, nine out of the Fund’s top 10 positions outperformed the benchmark. Notably, Osisko Mining (6.6% of Fund net assets†) recorded an 13.77% gain during the period, significantly outperforming the rest of the sector, following positive operating results that indicate the company is finally on track to reach full production at its Canadian Malartic mine. Tahoe Resources (4.0% of Fund net assets†) also outperformed, posting a 0.60% loss during the period. The outperformance by Tahoe Resources was driven by the successful start of production at its Escobal silver mine in Guatemala in 2013, without major delays or capex3 increases.

2

Newcrest Mining (1.9% of Fund net assets†) was the notable underperformer during the period (down 60.30%), as the market appeared to continue to price in uncertainty around the company’s operating outlook as well as board and CEO changes that were announced in October. We believe recent operational changes and new initiatives may allow the company to deliver improved performance.

At the end of the period, the Fund was almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal, once the gold market reestablishes a positive trend.

Outlook

Despite current sentiment in the markets, we believe tail risk has not gone away. With half-dozen countries in civil turmoil in the Middle East, how long until a country with global economic significance gets dragged into conflict? Easy monetary policies may be creating new financial bubbles in equities or other assets. Meanwhile, it is probably prudent to start thinking about inflation, since it has fallen off most investors’ radars. In a press conference following the December FOMC (Federal Open Market Committee) announcement, Fed chairman Ben Bernanke commented on inflation: “We are going to do what’s necessary to get to target over the next couple of years”. This could result in Fed policies that again remain too easy for too long, putting the Fed’s 2% inflation target at risk. We believe the case for gold and gold shares as portfolio insurance against tail risk remains as strong as ever.

While we were anticipating gold weakness early in 2013, we never expected the correction to morph into an historic collapse of gold and gold shares. Our outlook for 2014 is based on two themes: 1) the bear market has been so severe and there have been so many gunning for lower gold prices and dumping gold stocks that 2014 should be a year of rebounding or mean reversion for the gold sector and 2) the economy seems to genuinely be getting back on track. As bank lending normalizes, consumers prosper and spend, and the labor market tightens, markets may experience the unintended consequences of the radical monetary policies of the past five years. While it may take a year or two for this to fully develop as GDP growth returns to historic norms, we would expect to see destabilizing levels of asset inflation, consumer price inflation, or other dislocations in the global economy create new risks that are supportive of gold and gold shares.

Having spent the past several years disappointing the market with poor results, gold companies know they are under pressure to deliver improved performance. New management teams have abandoned the volume and growth strategies of their predecessors, replacing them with strategies targeting quality and profitability. Growth is no longer a priority; instead the new focus is on controlling costs, meeting expectations and generating attractive returns to shareholders. While the gold price is in the dumps, companies are proactively addressing the issues that face the industry. They are taking steps to reduce costs by cutting discretionary spending such as exploration, administrative, and new project capital. Long-term mine plans are being made to access higher quality/higher return ounces. But more importantly, many of the initiatives being implemented by the gold companies are structural changes in the way they operate, which are expected to result in long-term, sustainable cost savings. In addition, managing expectations, meeting guidance and exercising good capital discipline have become top priorities for gold companies. We expect this new focus by the gold companies on optimizing profitability and returns will lead to improved performance, helping them regain their status in the markets as an effective investment for leveraged exposure to gold. We believe this could translate to outperformance of gold equities relative to gold in a gold bull market.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

3

VAN ECK VIP GLOBAL GOLD FUND

(unaudited)

We appreciate your continued investment in the Van Eck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster Portfolio Manager	Charl P. de M. Malan Senior Analyst	Imaru Casanova Senior Analyst

January 10, 2014

†	All Fund assets referenced are Total Net Assets as of December 31, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	COMEX (Commodity Exchange, Inc.) is a division of the New York Mercantile Exchange (NYMEX), a commodity futures exchange based in Chicago, IL.

[3]	Capex (capital expenditures) are expenditures creating future benefits. A capital expenditure is incurred when a business spends money either to buy fixed assets or to add to the value of an existing fixed asset with a useful life extending beyond the taxable year.
4

VAN ECK VIP GLOBAL GOLD FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2013 (unaudited)

Randgold Resources Ltd.
(United Kingdom, 7.8%)

Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Mali, Cote d’Ivoire, Democratic Republic of Congo, and Senegal.

New Gold, Inc.

(Canada, 7.7%)

New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Canada, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Goldcorp, Inc.
(Canada, 7.6%)

Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Eldorado Gold Corp.

(Canada, 7.0%)

Eldorado is a growing mid-tier gold producer with mines and projects in Turkey, China, Greece, Romania and Brazil. The company is positioned to become a major gold company, with production expected to grow to about 1.5 million ounces of gold annually within the next five years.

Osisko Mining Corp.

(Canada, 6.6%)

Osisko Mining is a mid-tier gold producer. It operates the Canadian Malartic gold mine in Quebec, Canada, and most recently became the owner of the Upper Beaver project in Ontario, Canada through the acquisition of Queenston Mining.

Silver Wheaton Corp.
(Canada, 5.4%)

Silver Wheaton is a silver streaming company. It has long term agreements to purchase all or a portion of the by-product silver produced from more than fifteen mines around the world, including mines in the United States, Canada, Mexico, Peru, Argentina, Chile, Sweden, Greece and Portugal.

Franco-Nevada Corp.

(Canada, 5.1%)

Franco-Nevada is a resource royalty and investment company. The company owns a diversified portfolio of precious and base metal royalties, oil and natural gas royalties and other interests, including assets in production, under development or in the exploration phase mostly located in geopolitically secure countries.

Royal Gold, Inc.

(U.S., 4.8%)

Royal Gold acquires and manages precious metals royalties. The company seeks to acquire existing royalties and/or finance projects that are in production or near production in exchange for royalty interests. Royal Gold’s gold-focused portfolio contains royalties ranging from those in production and development to those in the evaluation and exploration stages.

Yamana Gold, Inc.

(Canada, 4.6%)

Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, and Mexico.

Tahoe Resources, Inc.

(U.S., 4.0%)

Tahoe Resources is on its way to becoming one of the world’s largest primary silver producers, having declared commercial production at its Escobal silver mine in Guatemala in January 2014.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of bloomberg.com
5

VAN ECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return 12/31/13	Fund Class S	GDM	S&P 500
Life (since 4/26/13)	(22.86)%	(27.27)%	18.57%

Hypothetical Growth of $10,000 (Since Inception: Class S)

Inception date for the Van Eck VIP Global Gold Fund was 4/26/13 (Class S); index return for the Class S performance comparison is calculated as of nearest month end (4/30/13).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The NYSE Arca Gold Miners Index (GDM) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold. The S&P® 500 Index is calculated with dividends reinvested and consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

6

VAN ECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Gold Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period* July 1, 2013– December 31, 2013
Class S	Actual	$1,000.00	$ 938.40	$7.08
	Hypothetical**	$1,000.00	$1,017.90	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013), of 1.45% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.
7

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 96.7%

Australia: 3.6%
65,000	Evolution Mining Ltd. #	$35,996
61,000	Gryphon Minerals Ltd. * #	9,326
13,000	Newcrest Mining Ltd. #	91,290
44,000	Papillon Resources Ltd. * #	38,766
		175,378

Canada: 70.9%
14,000	Alamos Gold, Inc.	169,621
30,000	Argonaut Gold, Inc. *	150,247
11,000	Asanko Gold, Inc. *	17,708
14,000	Asanko Gold, Inc. (USD) *	22,960
43,000	AuRico Gold, Inc. (USD)	157,380
46,000	B2Gold Corp. *	94,403
15,000	B2Gold Corp. (USD) *	30,300
10,000	Bear Creek Mining Corp. *	13,744
26,000	Belo Sun Mining Corp. *	8,200
20,000	Continental Gold Ltd. *	63,639
12,000	Eastmain Resources, Inc. *	3,050
59,000	Eldorado Gold Corp. (USD)	335,710
10,000	Fortuna Silver Mines, Inc. (USD) *	28,700
6,000	Franco-Nevada Corp. (USD)	244,440
12,000	Gold Canyon Resources, Inc. *	2,598
17,000	Goldcorp, Inc. (USD)	368,390
17,000	Guyana Goldfields, Inc. *	26,246
31,000	Kinross Gold Corp. (USD)	135,780
2,500	New Gold, Inc. *	13,085
68,500	New Gold, Inc. (USD) *	358,940
23,000	Orezone Gold Corp. *	11,692
72,000	Osisko Mining Corp. *	319,247
4,000	Premier Gold Mines Ltd. *	5,648
6,000	Pretium Resources, Inc. *	30,953
14,000	Primero Mining Corp. (USD) *	62,160
35,000	Romarco Minerals, Inc. *	12,356
20,000	Roxgold, Inc. *	8,379
19,000	Rubicon Minerals Corp. (USD) *	16,359
19,000	Sabina Gold & Silver Corp. *	13,057
16,000	Semafo, Inc.	42,024
13,000	Silver Wheaton Corp. (USD)	262,470
Number of Shares		Value

Canada: (continued)
27,000	Silvercorp Metals, Inc. (USD)	$61,830
28,000	Sulliden Gold Corp. Ltd. *	18,979
23,000	Timmins Gold Corp. *	24,467
68,000	Torex Gold Resources, Inc. *	60,174
26,000	Yamana Gold, Inc. (USD)	224,120
		3,419,056

Mexico: 2.1%
8,000	Fresnillo Plc (GBP) #	99,471

United Kingdom: 8.2%
25,000	Lydian International Ltd. (CAD) *	17,181
6,000	Randgold Resources Ltd. (ADR)	376,860
		394,041

United States: 11.9%
23,000	Klondex Mines Ltd. (CAD) *	34,860
25,000	Midway Gold Corp. *	20,250
4,000	Newmont Mining Corp.	92,120
5,000	Royal Gold, Inc.	230,350
11,700	Tahoe Resources, Inc. (CAD) *	194,624
		572,204

Total Common Stocks (Cost: $5,465,559)		4,660,150

MONEY MARKET FUND: 3.7% (Cost: $180,578)
180,578	AIM Treasury Portfolio - Institutional Class	180,578

Total Investments: 100.4% (Cost: $5,646,137)		4,840,728
Liabilities in excess of other assets: (0.4)%		(20,266)
NET ASSETS: 100.0%		$4,820,462

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GBP	— British Pound
USD	— United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $274,849 which represents 5.7% of net assets.

See Notes to Consolidated Financial Statements

8

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Diversified Minerals	0.5%	$25,685
Gold Mining	80.4	3,890,030
Precious Metals	5.8	278,220
Silver Mining	9.6	466,215
Money Market Fund	3.7	180,578
	100.0%	$4,840,728

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$175,378	$—	$175,378
Canada	3,419,056	—	—	3,419,056
Mexico	—	99,471	—	99,471
United Kingdom	394,041	—	—	394,041
United States	572,204	—	—	572,204
Money Market Fund	180,578	—	—	180,578
Total	$4,565,879	$274,849	$—	$4,840,728

See Notes to Consolidated Financial Statements

9

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value (Cost $5,646,137)	$4,840,728
Cash denominated in foreign currency, at value (Cost $301)	301
Receivables:
Shares of beneficial interest sold	2,705
Due from Adviser	13,474
Dividends	3,036
Total assets	4,860,244

Liabilities:
Payables:
Shares of beneficial interest redeemed	65
Due to Distributor	973
Deferred Trustee fees	99
Accrued expenses	38,645
Total liabilities	39,782
NET ASSETS	$4,820,462
Shares of beneficial interest outstanding	704,011
Net asset value, redemption and offering price per share	$6.85

Net Assets consist of:
Aggregate paid in capital	$5,749,063
Net unrealized depreciation	(805,406)
Accumulated net investment loss	(350)
Accumulated net realized loss	(122,845)
$4,820,462

See Notes to Consolidated Financial Statements

10

CONSOLIDATED STATEMENT OF OPERATIONS

For the period April 26, 2013 (a) through December 31, 2013

Income:
Dividends (net of foreign taxes withheld of $2,634)		$21,161

Expenses:
Management fees	$17,407
Distribution fees	5,802
Transfer agent fees	4,233
Administration fees	5,795
Custodian fees	23,800
Professional fees	36,953
Reports to shareholders	17,111
Trustees’ fees and expenses	937
Other	487
Total expenses	112,525
Waiver of management fees	(17,407)
Expenses assumed by the Adviser	(61,204)
Net expenses		33,914
Net investment loss		(12,753)

Net realized loss on:
Investments		(112,306)
Foreign currency transactions and foreign denominated assets and liabilities		(2,906)
Net realized loss		(115,212)

Net change in unrealized appreciation (depreciation) on:
Investments		(805,409)
Foreign currency transactions and foreign denominated assets and liabilities		3
Net change in unrealized appreciation (depreciation)		(805,406)
Net Decrease in Net Assets Resulting from Operations		$(933,371)

(a)	Commencement of operations

See Notes to Consolidated Financial Statements

11

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period
April 26, 2013 (a)
through
December 31, 2013
Operations:
Net investment loss	$(12,753)
Net realized loss	(115,212)
Net change in unrealized appreciation (depreciation)	(805,406)
Net decrease in net assets resulting from operations	(933,371)

Share transactions*:
Proceeds from sale of shares	6,475,588
Cost of shares redeemed	(721,755)
Net increase in net assets resulting from share transactions	5,753,833
Total increase in net assets	4,820,462

Net Assets:
Beginning of period	—
End of period (including accumulated net investment loss of ($350))	$4,820,462

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	787,693
Shares reinvested	—
Shares redeemed	(83,682)
Net increase	704,011

(a)	Commencement of operations

See Notes to Consolidated Financial Statements

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	For the Period
	April 26, 2013 (a)
	through
	December 31, 2013
Net asset value, beginning of period	$8.88
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized loss on investments	(2.01)
Total from investment operations	(2.03)
Net asset value, end of period	$6.85
Total return (b)	(22.86	)%(c)

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$4,820
Ratio of gross expenses to average net assets	4.82	%(d)
Ratio of net expenses to average net assets	1.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(d)
Ratio of net investment loss to average net assets	(0.55	)%(d)
Portfolio turnover rate	33	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Consolidated Financial Statements

13

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the VIP Gold Fund Subsidiary (the “Subsidiary”), a wholly-owned subsidiary. The Fund and the Subsidiary commenced operations on April 26, 2013.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
14

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2013, the Fund held $4,230 in its Subsidiary, representing 0.1% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund held no derivative instruments outstanding during the period ended December 31, 2013.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the period ended December 31, 2013.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
15

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2014, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. For the period ended December 31, 2013, the Adviser waived management fees in the amount of $17,407 and assumed expenses in the amount of $61,204. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended December 31, 2013, the Adviser received $5,795 from the Fund pursuant to this contract.

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets.

Note 5—Investments—For the period ended December 31, 2013, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $6,643,163 and $1,065,299, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2013 was $5,752,293 and net unrealized depreciation aggregated to $915,677 of which $25,379 related to appreciated securities and $941,056 related to depreciated securities.

At December 31, 2013, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$22,132
Accumulated capital losses	(43,191)
Other temporary difference	(99)
Unrealized depreciation	(907,443)
Total	$(928,601)

At December 31, 2013, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Short-Term Capital Losses
$43,191

During the period ended December 31, 2013, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $12,403, increased accumulated net realized loss on investments by $7,633 and decreased aggregate paid in capital by $4,770. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, investments in passive foreign investment companies and an investment in a controlled foreign corporation.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended December 31, 2013, the Fund did not incur any interest or penalties.

16

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2013, Van Eck Securities Corp. owns approximately 16% of the Class S Shares of the outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of two insurance companies own approximately 69% and 14% of the Class S Shares of the outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2013, the Fund had no borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended December 31, 2013, the Fund had no securities lending activity.

Note 11—Recent Accounting Pronouncements—The Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01, if any, are reflected in Note 2 of the Fund’s consolidated financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

A dividend of $0.031 per share from net investment income was declared and paid on January 31, 2014 to shareholders of record of the Initial Class Shares as of January 30, 2014 with a reinvestment date of January 31, 2014.

17

VAN ECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Gold Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Van Eck VIP Global Gold Fund (one of series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2013, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the financial highlights for the period from April 26, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Van Eck VIP Global Gold Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2013, the consolidated results of its operations, the consolidated changes in its net assets and the financial highlights for the period from April 26, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2014

18

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held With Trust Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 57 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 56 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 66 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	13	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 60 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	66	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 54 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	66	Director, SmartBrief, Inc.; Director, Foods and Friends, Inc.

Robert L. Stelzl 68 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
19

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held With Trust	Term Of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC (Since 2008); Manager (Portfolio Administration) of the VEAC (September 2005-October 2008); Officer of other investment companies advised by VEAC.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for VEAC; Officer of other investment companies advised by VEAC.

John J. Crimmins, 56	ice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of VEAC (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by VEAC.

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011).

Susan C. Lashley, 58	Vice President	Since 1998	Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by VEAC

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEAC (Since December 2005); Director of the Adviser and VESC (since October 2010); Chief Compliance Officer of the Adviser and VEAC (March 2013-September 2013); Officer of other investment companies advised by VEAC.

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2006); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 58	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEAC (Since 1997); Director of the Adviser, VESC and VEAC (Since October 2010); Officer of other investment companies advised by VEAC.

Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 50	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of VEAC (Since July 1993); Executive Vice President of VEAC (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of the Adviser; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by VEAC.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
20

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653
VIPGGAR
vaneck.com

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the Registrant with fiscal years ended December
     31, 2013 and December 31, 2012, were $110,700 and $108,000, respectively.

(b)  Audit-Related Fees. Ernst & Young billed audit-related fees of $5,000 and
     $0 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2013 and December 31, 2012, were $16,400 and $16,400 respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
     (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17
     CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL GOLD FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 7, 2014
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2014
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 7, 2014
     ----------------